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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 18, 1996

                                  SUDBURY, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                         1-10023                 34-1546292
        --------                         -------                 ----------
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
      Incorporation)                                         Identification No.)

30100 Chagrin Boulevard, Suite 203, Cleveland, Ohio              44124
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (216) 464-7026.


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ITEM 5.           OTHER EVENTS.

                  On November 18, 1996, Sudbury, Inc. ("Sudbury") issued a press release announcing the execution of an Agreement and Plan of Merger pursuant to which Intermet Corporation would acquire Sudbury in a two-step transaction involving a first-step tender offer for all the issued and outstanding shares of Sudbury's common stock and a second-step merger (the "Transaction"). A copy of the press release is attached to this Form 8-K as Exhibit 1.

                  In connection with the Transaction, Sudbury filed a Schedule 14D-9 Solicitation/Recommendation Statement dated November 22, 1996 (the "Schedule 14D-9"), with the Securities and Exchange Commission. A copy of the Agreement and Plan of Merger was attached to the Schedule 14D-9 as Exhibit 3.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SUDBURY, INC.

Date: November 22, 1996                         By:  /s/ Mark E. Brody
                                                    --------------------------
                                                     Mark E. Brody
                                                     Vice President and
                                                     Chief Financial Officer